UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2007
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 FIFTH STREET
AMES, IOWA 50010
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 10, 2007, Thomas H. Pohlman was appointed as President and Chief Executive Officer of Ames National Corporation (the “Company”) and was elected to the Company’s Board of Directors at its Annual Meeting of Shareholders held April 25, 2007.  Mr. Pohlman was named Executive Vice President and Chief Operating Officer of the Company in 2006 and has been employed as President of First National Bank, the Company’s lead bank subsidiary, since 1999 and is 56 years old.

Mr. Pohlman is filling the position formerly held by Daniel L. Krieger.  Mr. Krieger will continue to serve as Chairman of the Company’s Board of Directors and will be assisting Mr. Pohlman in a part-time capacity.  A copy of the News Release is attached hereto as Exhibit 99.1.

The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	News Release dated May 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: May 15, 2007	By:	/s/ Thomas H. Pohlman
Thomas H. Pohlman, President
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated May 15, 2007